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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) May 20, 2002
                                          --------------------------------------
                             American Skiing Company
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)
      Delaware                       I-13057                   04-3373730
----------------------      ----------------------------   ---------------------
(State or other               (Commission File Number)      (IRS Employer
 jurisdiction of                                             Identification
 incorporation)                                              Number)

              P.O. Box 450, Bethel, Maine                            04217
-------------------------------------------------------------  -----------------
       (Address of principal executive offices)                   (Zip Code)

    Registrant's telephone number, including are code  (207) 824-8100
                                                      --------------------------

--------------------------------------------------------------------------------

Item 5.  Other Events

         As of May 20, 2002, the Company's real estate development subsidiary, American Skiing Company Resort Properties, Inc., ("ASCRP") was in payment default under its senior secured credit facility with Fleet National Bank ("Fleet") and certain other lenders (the "Real Estate Credit Facility") due to the failure to make certain required payments of principal and interest under that facility, and all cure periods with respect to such payment default had expired. On May 21, 2002, attorneys representing the lenders under the Real Estate Credit Facility orally notified ASCRP that the lenders would be accelerating the entire remaining principal and accrued interest in the amount of approximately $63.4 million under the Real Estate Credit Facility. Management continues to negotiate the terms of modifications to the Real Estate Credit Facility with Fleet and the other lenders, and is hopeful that a mutually acceptable revision to the terms of the Real Estate Credit Facility can be attained prior to the exercise by the lenders of the remedies available to them under the Real Estate Credit Facility. However, no assurance can be given that an acceptable revision to the Real Estate Credit Facility will be reached, and attorneys representing the lenders have indicated to the Company that the lenders will simultaneously be pursuing their secured creditor remedies under the Real Estate Credit Facility while such discussions continue. The remedies available to the lenders include, but are not limited to, setoff of cash collateral accounts in ASCRP's name held at Fleet in the amount of approximately $0.8 million, foreclosure of real and personal property owned by ASCRP and pledged to the lenders (including all of the capital stock of the Company's hotel development subsidiary, Grand Summit Resort Properties, Inc. ("GSRP")), and other customary secured creditor remedies. A substantial portion of the Company's developable real estate, including all of the developable real estate at The Canyons resort in Park City, Utah and certain key development parcels at Killington, Vermont and Steamboat, Colorado, is pledged to Fleet and the lenders under the Real Estate Credit Facility. The commercial core units at the Sundial Lodge at The Canyons and the Mount Snow Grand Summit Hotel in Vermont are each also pledged to Fleet and the lenders under the Real Estate Credit Facility.

         In addition, as of May 20, 2002, GSRP was in default under its construction loan facility with Textron Financial Corporation ("Textron") and certain other lenders (the "Textron Facility"), due to a cross default resulting from ASCRP's default under the Real Estate Credit Facility. On May 17, 2002, attorneys representing Textron orally notified the Company that Textron had tentatively approved revisions to the Textron Facility which management of the Company expects would be sufficient to cure the outstanding payment defaults and meet the short-term cash flow needs of GSRP. However, the remaining lenders under the Textron Facility have not yet approved such revisions, and the revisions have not yet been reduced to mutually agreed upon written documentation. No assurance can be given that GSRP will be able to reach a mutually acceptable agreement with Textron and the lenders under the Textron Facility. All of the Company's remaining unsold quartershare hotel inventory at the Grand Summit Hotels at The Canyons and Steamboat, together with the commercial core units at the Grand Summit Hotels at The Canyons, Steamboat and Attitash, New Hampshire, is pledged to Textron and the other lenders as security for the Textron Facility.

         Management does not believe that the payment defaults under either the Real Estate Credit Facility or the Textron Facility will create defaults under the Company's senior secured resort facility with Fleet National Bank and certain other lenders or the Indenture governing the Company's $120 million Senior Secured Notes due 2006. The defaults and the exercise of secured creditor remedies by the lenders under the Real Estate Credit Facility and the Textron Facility are similarly not expected to substantially adversely affect current operations at any of the Company's resorts, although no assurance can be given that the loss of developable real estate at the Company's resorts will not adversely affect future resort operating results by reducing future growth of resort bedbase.


THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY AMERICAN SKIING COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN SKIING COMPANY

Date:    May 23, 2002                     /s/ William J. Fair
                                          --------------------------------------
                                          Name:    William J. Fair
                                          Title:   President and Chief Executive
                                                   Officer

Date:    May 23, 2002                     /s/ Mark J. Miller
                                          --------------------------------------
                                          Name:    Mark J. Miller
                                          Title:   Senior Vice President
                                                   Chief Financial Officer